EXHIBIT 32

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the accompanying Quarterly Report on Form 10-Q of Monumental Marketing, Inc. for the quarter ended, June 30, 2004, I, Raanan Alegand, Chief Accounting Officer of Monumental Marketing, Inc.
hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:



     1. Such Quarterly Report on Form 10-Q for the period ended June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     2. The information contained in such Quarterly Report on Form 10-Q for the period ended June 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of Monumental Marketing, Inc.


Date: June 14, 2005                  /s/ Raanan Alegand
                          -----------------------------------------
                                         Raanan Alegand
                                           Treasurer
                                       (Accounting Officer)